UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2016

WESTERN ASSET

CORPORATE BOND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Corporate Bond Fund for the six-month reporting period ended June 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2016

II	Western Asset Corporate Bond Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the six months ended June 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First quarter 2016 GDP growth then decelerated to 0.8%. The U.S. Department of Commerce’s initial reading for second quarter 2016 GDP growth — released after the reporting period ended — was 1.2%. The improvement in GDP growth in the second quarter reflected an acceleration in personal consumption expenditures (“PCE”), an upturn in exports and smaller decreases in nonresidential fixed investment and in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended in June 2016, unemployment was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In June 2016, 25.8% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Western Asset Corporate Bond Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (the “Fed”)ii respond to the economic environment?

A. Looking back, after an extended period of maintaining the federal funds rateiii  at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016, April 27, 2016, June 15, 2016 and July 27, 2016 (after the reporting period ended), the Fed kept rates on hold.

Q. Did Treasury yields trend higher or lower during the six months ended June 30, 2016?

A. Both short- and long-term Treasury yields moved sharply lower during the six months ended June 30, 2016. Two-year Treasury yields fell from a peak of 1.06% at the beginning of the period to a low of 0.58% at the end of the period. Ten-year Treasury yields began the reporting period at a peak of 2.27% and ended the period at 1.49%. Their low of 1.46% occurred on June 27 and June 28, 2016.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors generally posted positive results during the reporting period. Performance fluctuated with investor sentiment given signs of moderating global growth, shifting expectations for future Fed monetary policy, the U.K. referendum to leave the European Union (“Brexit”) and several geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexiv, gained 5.31% during the six months ended June 30, 2016. Higher risk segments of the market generated the best returns during the reporting period.

Q. How did the high-yield bond market perform over the six months ended June 30, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv, gained 9.06% for the six months ended June 30, 2016. The high-yield market was weak during the first month of the reporting period, due to falling oil prices and poor investor demand. After stabilizing in February 2016, the high-yield market rallied sharply over the last four months of the reporting period. This turnaround occurred as oil prices rebounded and the Fed reduced its expectations for rate hikes in 2016.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 10.90% during the six months ended June 30, 2016. The asset class declined during the first month of the reporting period given concerns over economic growth in China,

IV	Western Asset Corporate Bond Fund

falling commodity prices and expectations for future Fed rate hikes. While there were periods of weakness, the asset class rallied sharply over the last five months of the reporting period as a whole. This turnaround was driven by rising oil prices, accommodative global monetary policy and solid investor demand.

Performance review

For the six months ended June 30, 2016, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned 6.94%. The Fund’s unmanaged benchmark, the Barclays U.S. Credit Indexvii, returned 7.54% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Average1 returned 7.47% over the same time frame.

Performance Snapshot as of June 30, 2016 (unaudited)
(excluding sales charges)	6 months
Western Asset Corporate Bond Fund:
Class A	6.94%
Class C	6.61%
Class C1[2]	6.72%
Class I	7.12%
Class P	6.86%
Barclays U.S. Credit Index	7.54%
Lipper Corporate Debt Funds BBB-Rated Category Average[1]	7.47%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The 30-Day SEC Yields for the period ended June 30, 2016 for Class A, Class C, Class C1, Class I and Class P shares were 3.26%, 2.78%, 2.95%, 3.77% and 3.25%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2016, the gross total annual operating expense ratios for Class A, Class C, Class C1, Class I and Class P shares were 1.02%, 1.68%, 1.48%, 0.69% and 1.17%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 261 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Corporate Bond Fund	V

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

July 29, 2016

RISKS: The Fund is subject to interest rate and credit risks and fluctuations in share price as interest rates rise and fall. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High yield bonds, also known as “junk” bonds, possess greater price volatility, illiquidity and possibility of default than higher grade bonds. Foreign investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Fed) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher).

VI	Western Asset Corporate Bond Fund

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of June 30, 2016 and December 31, 2015 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2016 and held for the six months ended June 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.94%	$1,000.00	$1,069.40	1.04%	$5.35	Class A	5.00%	$1,000.00	$1,019.69	1.04%	$5.22
Class C	6.61	1,000.00	1,066.10	1.65	8.48	Class C	5.00	1,000.00	1,016.66	1.65	8.27
Class C1	6.72	1,000.00	1,067.20	1.52	7.81	Class C1	5.00	1,000.00	1,017.30	1.52	7.62
Class I	7.12	1,000.00	1,071.20	0.69	3.55	Class I	5.00	1,000.00	1,021.43	0.69	3.47
Class P	6.86	1,000.00	1,068.60	1.19	6.12	Class P	5.00	1,000.00	1,018.95	1.19	5.97

2	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

[1]	For the six months ended June 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — June 30, 2016

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Corp. Bond	— Western Asset Corporate Bond Fund

4	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — June 30, 2016

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Corp. Bond	— Western Asset Corporate Bond Fund

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	5

Schedule of investments (unaudited)

June 30, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 82.1%
Consumer Discretionary — 9.1%
Auto Components — 1.4%
Goodyear Tire & Rubber Co., Senior Bonds	5.125%	11/15/23	$460,000	$477,250
Johnson Controls Inc., Senior Notes	3.625%	7/2/24	1,050,000	1,111,575
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	660,000	671,550	(a)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	2,930,000	2,979,429	(a)
Total Auto Components				5,239,804
Automobiles — 2.2%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	1,335,000	1,713,802
Ford Motor Co., Senior Notes	4.750%	1/15/43	350,000	371,894
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	1,470,000	1,754,607
Ford Motor Credit Co., LLC, Senior Notes	3.664%	9/8/24	600,000	622,468
General Motors Co., Senior Notes	4.875%	10/2/23	470,000	501,099
General Motors Co., Senior Notes	6.600%	4/1/36	460,000	528,994
General Motors Co., Senior Notes	6.250%	10/2/43	340,000	378,989
General Motors Co., Senior Notes	6.750%	4/1/46	520,000	618,973
General Motors Financial Co. Inc., Senior Notes	4.375%	9/25/21	1,580,000	1,669,240
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	50,000	50,029
Total Automobiles				8,210,095
Hotels, Restaurants & Leisure — 0.9%
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	460,000	474,950
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	290,000	300,357
McDonald’s Corp., Senior Notes	3.700%	1/30/26	690,000	746,984
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	590,000	586,770	(a)
NCL Corp. Ltd., Senior Notes	5.250%	11/15/19	940,000	954,100	(a)
Total Hotels, Restaurants & Leisure				3,063,161
Household Durables — 1.5%
CalAtlantic Group Inc., Senior Notes	5.250%	6/1/26	430,000	418,175
D.R. Horton Inc., Senior Notes	4.000%	2/15/20	790,000	817,650
Newell Brands Inc., Senior Notes	4.200%	4/1/26	3,120,000	3,386,236
Toll Brothers Finance Corp., Senior Notes	4.375%	4/15/23	1,000,000	990,000
Total Household Durables				5,612,061
Media — 2.9%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	650,000	778,885	(a)
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	1,519,000	2,167,993
Comcast Corp., Senior Notes	3.150%	3/1/26	2,000,000	2,131,384

See Notes to Financial Statements.

6	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Media — continued
Comcast Corp., Senior Notes	4.200%	8/15/34	$100,000	$110,315
COX Communications Inc., Senior Bonds	6.450%	12/1/36	300,000	307,495	(a)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	360,000	336,150
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	250,857
Time Warner Cable Inc., Debentures	7.300%	7/1/38	730,000	916,900
Time Warner Cable Inc., Senior Bonds	6.550%	5/1/37	830,000	970,041
Time Warner Cable Inc., Senior Notes	5.875%	11/15/40	180,000	196,668
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	340,000	358,357
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	700,000	950,862
UBM PLC, Notes	5.750%	11/3/20	1,065,000	1,153,514	(a)
Viacom Inc., Senior Debentures	5.250%	4/1/44	200,000	188,078
Total Media				10,817,499
Multiline Retail — 0.2%
Nordstrom Inc., Senior Notes	5.000%	1/15/44	760,000	747,764
Specialty Retail — 0.0%
Lowe’s Cos. Inc., Senior Notes	4.250%	9/15/44	20,000	22,306
Total Consumer Discretionary				33,712,690
Consumer Staples — 6.6%
Beverages — 2.4%
Anheuser-Busch InBev Finance Inc., Senior Notes	3.650%	2/1/26	1,440,000	1,545,654
Anheuser-Busch InBev Finance Inc., Senior Notes	4.700%	2/1/36	2,810,000	3,167,921
Anheuser-Busch InBev Finance Inc., Senior Notes	4.900%	2/1/46	1,130,000	1,329,658
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	1,010,000	1,055,450
JB y Compania SA de CV, Senior Notes	3.750%	5/13/25	530,000	550,589	(a)
PepsiCo Inc., Senior Notes	3.600%	3/1/24	360,000	395,962
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	740,000	853,588	(a)
Total Beverages				8,898,822
Food & Staples Retailing — 1.2%
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,107,590
CVS Health Corp., Senior Notes	5.125%	7/20/45	850,000	1,058,813
Kroger Co., Senior Notes	8.000%	9/15/29	1,000,000	1,439,494
Walgreens Boots Alliance Inc., Senior Notes	3.450%	6/1/26	890,000	915,492
Total Food & Staples Retailing				4,521,389
Food Products — 0.9%
Kraft Heinz Foods Co., Senior Notes	3.500%	6/6/22	170,000	181,040
Kraft Heinz Foods Co., Senior Notes	5.000%	7/15/35	120,000	138,062	(a)
Kraft Heinz Foods Co., Senior Notes	7.125%	8/1/39	50,000	70,259	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — continued
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	$200,000	$230,822
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	640,000	760,887	(a)
Kraft Heinz Foods Co., Senior Notes	4.375%	6/1/46	810,000	860,209	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	370,000	405,303
Tyson Foods Inc., Senior Bonds	3.950%	8/15/24	630,000	681,205
Total Food Products				3,327,787
Tobacco — 2.1%
Altria Group Inc., Senior Notes	9.250%	8/6/19	1,440,000	1,776,502
Altria Group Inc., Senior Notes	2.850%	8/9/22	470,000	492,980
Altria Group Inc., Senior Notes	10.200%	2/6/39	90,000	167,295
Altria Group Inc., Senior Notes	4.250%	8/9/42	60,000	65,775
Altria Group Inc., Senior Notes	5.375%	1/31/44	120,000	154,465
Reynolds American Inc., Senior Notes	8.125%	6/23/19	1,230,000	1,459,274
Reynolds American Inc., Senior Notes	4.450%	6/12/25	440,000	493,671
Reynolds American Inc., Senior Notes	8.125%	5/1/40	960,000	1,334,219
Reynolds American Inc., Senior Notes	5.850%	8/15/45	1,330,000	1,705,990
Total Tobacco				7,650,171
Total Consumer Staples				24,398,169
Energy — 11.2%
Energy Equipment & Services — 1.6%
ENSCO International Inc., Senior Bonds	7.200%	11/15/27	320,000	243,200
Ensco PLC, Senior Notes	4.700%	3/15/21	710,000	590,841
Ensco PLC, Senior Notes	5.200%	3/15/25	1,340,000	932,975
Halliburton Co., Senior Bonds	3.800%	11/15/25	350,000	366,261
Halliburton Co., Senior Notes	3.500%	8/1/23	420,000	436,310
Halliburton Co., Senior Notes	5.000%	11/15/45	950,000	1,049,040
Petrofac Ltd., Senior Notes	3.400%	10/10/18	1,250,000	1,250,672	(a)
Pride International Inc., Senior Notes	8.500%	6/15/19	610,000	621,438
Pride International Inc., Senior Notes	6.875%	8/15/20	490,000	468,269
Pride International Inc., Senior Notes	7.875%	8/15/40	260,000	182,675
Total Energy Equipment & Services				6,141,681
Oil, Gas & Consumable Fuels — 9.6%
Anadarko Petroleum Corp., Senior Bonds	7.950%	6/15/39	220,000	269,029
Anadarko Petroleum Corp., Senior Notes	4.850%	3/15/21	1,680,000	1,783,673
Anadarko Petroleum Corp., Senior Notes	3.450%	7/15/24	480,000	469,985
Anadarko Petroleum Corp., Senior Notes	5.550%	3/15/26	2,100,000	2,323,301
Apache Corp., Senior Notes	5.100%	9/1/40	230,000	240,379

See Notes to Financial Statements.

8	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Apache Corp., Senior Notes	4.750%	4/15/43	$1,070,000	$1,104,193
BP Capital Markets PLC, Senior Bonds	2.315%	2/13/20	560,000	573,501
BP Capital Markets PLC, Senior Bonds	3.119%	5/4/26	1,220,000	1,247,731
Chevron Corp., Senior Notes	2.954%	5/16/26	870,000	900,232
Devon Energy Corp., Senior Notes	3.250%	5/15/22	220,000	213,636
Devon Energy Corp., Senior Notes	5.850%	12/15/25	1,010,000	1,116,120
Devon Energy Corp., Senior Notes	5.600%	7/15/41	150,000	145,406
Devon Energy Corp., Senior Notes	5.000%	6/15/45	740,000	692,873
Devon Financing Co., LLC, Debentures	7.875%	9/30/31	585,000	682,336
Ecopetrol SA, Senior Notes	5.375%	6/26/26	620,000	604,500
Ecopetrol SA, Senior Notes	5.875%	5/28/45	369,000	322,506
Enterprise Products Operating LLC, Junior Subordinated Notes	7.034%	1/15/68	360,000	379,438	(b)
EOG Resources Inc., Senior Notes	4.150%	1/15/26	910,000	998,174
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	530,000	563,294
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	560,000	633,256
Hess Corp., Notes	7.875%	10/1/29	107,000	127,714
Kerr-McGee Corp., Notes	6.950%	7/1/24	946,000	1,095,502
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	270,000	264,663
Lukoil International Finance BV, Senior Notes	3.416%	4/24/18	430,000	436,479	(a)
Marathon Petroleum Corp., Senior Notes	3.625%	9/15/24	960,000	944,370
Noble Energy Inc., Senior Notes	6.000%	3/1/41	170,000	183,428
Noble Energy Inc., Senior Notes	5.250%	11/15/43	190,000	193,877
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	1,120,000	1,182,700
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	990,000	1,106,717
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	1,911,000	1,979,796
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	1,190,000	1,333,395	(a)
Range Resources Corp., Senior Notes	4.875%	5/15/25	300,000	287,250
Schlumberger Holdings Corp., Senior Notes	3.000%	12/21/20	860,000	897,494	(a)
Schlumberger Holdings Corp., Senior Notes	4.000%	12/21/25	1,050,000	1,131,358	(a)
Shell International Finance BV, Senior Notes	2.875%	5/10/26	240,000	244,148
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,850,000	2,013,505
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	7.850%	2/1/26	845,000	1,053,460	(a)
Transcontinental Gas Pipe Line Co., LLC, Senior Notes	4.450%	8/1/42	1,520,000	1,387,246
Western Gas Partners LP, Senior Notes	4.650%	7/1/26	1,230,000	1,230,271
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	364,000	393,120
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	820,000	757,270
Williams Partners LP/Williams Partners Finance Corp., Senior Notes	7.250%	2/1/17	320,000	329,618

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	$1,730,000	$1,851,100	(a)
Total Oil, Gas & Consumable Fuels				35,688,044
Total Energy				41,829,725
Financials — 29.5%
Banks — 18.0%
ABN AMRO Bank NV, Subordinated Notes	4.750%	7/28/25	700,000	729,316	(a)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	1,050,000	1,084,597	(a)
Bank of America Corp., Junior Subordinated Bonds	6.100%	3/17/25	950,000	965,437	(b)(c)
Bank of America Corp., Junior Subordinated Notes	6.250%	9/5/24	160,000	162,696	(b)(c)
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	1,480,000	1,578,050	(b)(c)
Bank of America Corp., Senior Notes	5.000%	1/21/44	170,000	197,414
Bank of America Corp., Senior Notes	4.875%	4/1/44	830,000	949,650
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	510,000	528,103
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	690,000	717,082
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	6,470,000	6,975,469
BNP Paribas SA, Junior Subordinated Notes	7.625%	3/30/21	910,000	912,275	(a)(b)(c)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,050,000	1,029,262	(a)(b)(c)
BNP Paribas SA, Subordinated Notes	4.375%	9/28/25	900,000	914,359	(a)
BPCE SA, Subordinated Notes	5.150%	7/21/24	1,180,000	1,229,932	(a)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	790,000	786,959	(b)(c)
Citigroup Inc., Senior Notes	7.875%	5/15/25	260,000	340,269
Citigroup Inc., Senior Notes	8.125%	7/15/39	2,437,000	3,813,033
Citigroup Inc., Subordinated Notes	4.600%	3/9/26	420,000	446,149
Citigroup Inc., Subordinated Notes	4.450%	9/29/27	1,770,000	1,827,321
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	60,000	73,666
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	1,890,000	2,435,051
Compass Bank, Subordinated Notes	3.875%	4/10/25	600,000	576,830
Cooperatieve Rabobank U.A., Subordinated Notes	5.750%	12/1/43	710,000	830,196
Cooperatieve Rabobank U.A., Subordinated Notes	5.250%	8/4/45	780,000	870,473
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	2,630,000	2,625,511	(a)(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	2,610,000	2,469,712	(b)(c)
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	3/30/25	420,000	401,100	(b)(c)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	1,840,000	1,948,251
HSBC Holdings PLC, Senior Notes	3.900%	5/25/26	670,000	690,154
HSBC Holdings PLC, Subordinated Notes	4.250%	8/18/25	1,110,000	1,122,231
Intesa Sanpaolo SpA, Senior Bonds	5.250%	1/12/24	830,000	884,775
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	700,000	641,873	(a)

See Notes to Financial Statements.

10	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	$1,190,000	$1,394,534
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	1,500,000	1,650,910
Lloyds Banking Group PLC, Junior Subordinated Bonds	7.500%	6/27/24	4,120,000	4,037,600	(b)(c)
Lloyds Banking Group PLC, Senior Notes	3.100%	7/6/21	930,000	933,757
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	1,560,000	1,582,746
M&T Bank Corp., Junior Subordinated Bonds	6.875%	8/1/16	2,521,000	2,533,605	(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	597,000	611,432
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	2,135,000	2,393,903
Santander Holdings USA Inc., Senior Notes	4.500%	7/17/25	850,000	874,698
Santander UK Group Holdings PLC, Subordinated Notes	4.750%	9/15/25	590,000	584,082	(a)
Santander UK Group Holdings PLC, Subordinated Notes	5.625%	9/15/45	1,920,000	1,903,868	(a)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	440,000	453,156	(a)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,150,000	1,179,131	(a)
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	2,010,000	2,152,555
Wells Fargo & Co., Subordinated Notes	4.300%	7/22/27	1,340,000	1,448,761
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	1,270,000	1,482,899
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	890,000	976,289
Total Banks				66,951,122
Capital Markets — 3.3%
Credit Suisse Group AG, Junior Subordinated Notes	6.250%	12/18/24	1,550,000	1,465,585	(a)(b)(c)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	3.450%	4/16/21	1,570,000	1,587,356	(a)
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	2,610,000	2,609,092
Goldman Sachs Group Inc., Senior Bonds	4.750%	10/21/45	720,000	796,881
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	80,000	103,891
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	730,000	756,040
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,370,000	1,434,730
KKR Group Finance Co. III LLC, Senior Bonds	5.125%	6/1/44	1,770,000	1,792,566	(a)
Pershing Square Holdings Ltd., Senior Notes	5.500%	7/15/22	1,900,000	1,826,375	(a)
Total Capital Markets				12,372,516
Diversified Financial Services — 3.6%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	2,140,000	2,161,400
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.950%	2/1/22	1,250,000	1,253,125
Argos Merger Sub Inc., Senior Notes	7.125%	3/15/23	260,000	268,450	(a)
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	6,000	6,053
Blackstone Holdings Finance Co., LLC, Senior Notes	5.000%	6/15/44	950,000	1,032,964	(a)
Blackstone Holdings Finance Co., LLC, Senior Notes	4.450%	7/15/45	730,000	738,541	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
Carlyle Holdings II Finance LLC, Senior Secured Notes	5.625%	3/30/43	$990,000	$1,090,638	(a)
General Electric Co., Medium-Term Notes	6.750%	3/15/32	5,000	7,029
General Electric Co., Senior Notes	4.625%	1/30/43	560,000	571,973	(d)
General Electric Co., Senior Notes, Medium-Term Notes	6.150%	8/7/37	100,000	139,393
ILFC E-Capital Trust I, Junior Subordinated Notes	3.980%	12/21/65	1,050,000	826,875	(a)(b)
ILFC E-Capital Trust II, Bonds	4.230%	12/21/65	1,703,000	1,353,885	(a)(b)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	2,770,000	3,048,219	(a)
Voya Financial Inc., Senior Notes	5.700%	7/15/43	850,000	964,335
Total Diversified Financial Services				13,462,880
Insurance — 3.6%
AIA Group Ltd., Senior Notes	3.200%	3/11/25	1,000,000	1,021,956	(a)
AIA Group Ltd., Senior Notes	4.875%	3/11/44	1,250,000	1,441,361	(a)
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	771,000	834,607	(b)
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/87	580,000	593,050	(b)
American International Group Inc., Senior Notes	4.500%	7/16/44	310,000	301,082
Aon PLC, Senior Notes	4.750%	5/15/45	200,000	215,397
Chubb INA Holdings Inc., Senior Notes	3.350%	5/3/26	290,000	309,492
Chubb INA Holdings Inc., Senior Notes	4.350%	11/3/45	440,000	507,497
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	850,000	984,240
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	1,800,000	2,288,176	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,552,000	1,660,671
MetLife Inc., Senior Bonds	4.721%	12/15/44	110,000	119,206
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	1,710,000	1,923,911	(a)
TIAA Asset Management Finance LLC, Senior Notes	4.125%	11/1/24	1,100,000	1,157,582	(a)
Total Insurance				13,358,228
Real Estate Investment Trusts (REITs) — 0.4%
Communications Sales & Leasing Inc., Senior Notes	8.250%	10/15/23	280,000	285,426
Communications Sales & Leasing Inc., Senior Secured Notes	6.000%	4/15/23	150,000	153,000	(a)
WEA Finance LLC/Westfield UK & Europe Finance PLC, Notes	4.750%	9/17/44	990,000	1,071,527	(a)
Total Real Estate Investment Trusts (REITs)				1,509,953
Real Estate Management & Development — 0.3%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	800,000	1,111,646
Thrifts & Mortgage Finance — 0.3%
Quicken Loans Inc., Senior Notes	5.750%	5/1/25	1,250,000	1,212,500	(a)
Total Financials				109,978,845

See Notes to Financial Statements.

12	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 4.6%
Biotechnology — 1.5%
AbbVie Inc., Senior Subordinated Notes	4.500%	5/14/35	$220,000	$230,659
Amgen Inc., Senior Bonds	4.663%	6/15/51	339,000	355,740	(a)
Amgen Inc., Senior Notes	3.625%	5/22/24	290,000	311,674
Amgen Inc., Senior Notes	4.400%	5/1/45	150,000	156,468
Celgene Corp., Senior Notes	3.550%	8/15/22	370,000	388,171
Celgene Corp., Senior Notes	3.625%	5/15/24	770,000	803,251
Celgene Corp., Senior Notes	3.875%	8/15/25	290,000	309,915
Celgene Corp., Senior Notes	5.000%	8/15/45	160,000	176,912
Gilead Sciences Inc., Senior Bonds	3.700%	4/1/24	1,360,000	1,474,149
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	170,000	213,222
Gilead Sciences Inc., Senior Notes	4.800%	4/1/44	520,000	586,409
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	250,000	273,176
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	150,000	170,990
Total Biotechnology				5,450,736
Health Care Equipment & Supplies — 0.3%
Becton, Dickinson & Co., Senior Bonds	4.875%	5/15/44	180,000	208,276
Becton, Dickinson & Co., Senior Notes	4.685%	12/15/44	280,000	316,728
Medtronic Inc., Senior Notes	4.625%	3/15/44	310,000	362,950
Total Health Care Equipment & Supplies				887,954
Health Care Providers & Services — 1.8%
Aetna Inc., Senior Notes	2.800%	6/15/23	1,090,000	1,115,153
Aetna Inc., Senior Notes	4.375%	6/15/46	550,000	573,569
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	100,000	101,111
Express Scripts Holding Co., Senior Notes	4.800%	7/15/46	240,000	240,630
Humana Inc., Senior Notes	3.850%	10/1/24	470,000	502,828
Humana Inc., Senior Notes	4.950%	10/1/44	990,000	1,089,586
Medco Health Solutions Inc., Senior Notes	4.125%	9/15/20	1,740,000	1,878,422
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	350,000	422,718
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	960,000	886,800
Total Health Care Providers & Services				6,810,817
Pharmaceuticals — 1.0%
Actavis Funding SCS, Senior Notes	4.550%	3/15/35	940,000	969,055
Actavis Funding SCS, Senior Notes	4.750%	3/15/45	110,000	115,965
Allergan Inc., Senior Notes	2.800%	3/15/23	270,000	268,864
Johnson & Johnson, Senior Notes	3.700%	3/1/46	900,000	1,016,208
Mallinckrodt International Finance SA, Senior Notes	3.500%	4/15/18	320,000	312,800

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Pharmaceuticals — continued
Perrigo Finance Unlimited Co., Senior Notes	3.500%	12/15/21	$260,000	$267,896
Pfizer Inc., Senior Notes	4.400%	5/15/44	210,000	239,974
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	720,000	639,000	(a)
Total Pharmaceuticals				3,829,762
Total Health Care				16,979,269
Industrials — 5.3%
Aerospace & Defense — 0.4%
Lockheed Martin Corp., Senior Notes	3.350%	9/15/21	540,000	576,391
Lockheed Martin Corp., Senior Notes	3.550%	1/15/26	920,000	1,001,339
Total Aerospace & Defense				1,577,730
Airlines — 1.4%
American Airlines, Pass-Through Trust, Secured Bonds	4.375%	10/1/22	717,601	725,674
American Airlines, Pass-Through Trust, Secured Bonds	3.700%	5/1/23	363,305	356,493
American Airlines, Pass-Through Trust, Senior Secured Bonds	5.600%	7/15/20	1,569,741	1,618,795	(a)
American Airlines, Pass-Through Trust, Senior Secured Bonds	3.375%	5/1/27	295,897	298,102
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	417,075	467,646
Continental Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	429,950	460,047
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Bonds	6.821%	8/10/22	194,055	225,734
United Airlines Inc., Pass-Through Certificates, Secured Bonds	5.375%	8/15/21	639,026	662,191
United Airlines Inc., Pass-Through Certificates, Secured Notes	4.625%	9/3/22	494,492	496,346
Total Airlines				5,311,028
Commercial Services & Supplies — 0.6%
Republic Services Inc., Senior Notes	3.550%	6/1/22	1,160,000	1,254,287
Waste Management Inc., Senior Notes	3.500%	5/15/24	360,000	389,750
Waste Management Inc., Senior Notes	7.750%	5/15/32	300,000	427,113
Total Commercial Services & Supplies				2,071,150
Electrical Equipment — 0.6%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,500,000	2,096,068
Industrial Conglomerates — 1.2%
General Electric Co., Senior Notes	5.875%	1/14/38	330,000	447,224
General Electric Co., Senior Notes	6.875%	1/10/39	2,696,000	4,077,741
Total Industrial Conglomerates				4,524,965
Road & Rail — 1.0%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	1,080,000	1,202,125
CSX Corp., Senior Notes	4.750%	5/30/42	1,160,000	1,347,994
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	160,000	156,000	(a)

See Notes to Financial Statements.

14	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — continued
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	$280,000	$239,400	(a)
Southern Railway Co., Senior Notes	7.875%	5/15/43	348,000	554,810
Union Pacific Corp., Senior Notes	4.375%	11/15/65	250,000	268,148
Total Road & Rail				3,768,477
Trading Companies & Distributors — 0.1%
Aviation Capital Group Corp., Senior Notes	6.750%	4/6/21	400,000	452,500	(a)
Total Industrials				19,801,918
Information Technology — 4.1%
Communications Equipment — 1.1%
Harris Corp., Senior Notes	5.550%	10/1/21	720,000	817,741
Harris Corp., Senior Notes	7.000%	1/15/26	990,000	1,207,249
Harris Corp., Senior Notes	4.854%	4/27/35	1,520,000	1,673,800
Harris Corp., Senior Notes	5.054%	4/27/45	380,000	432,719
Total Communications Equipment				4,131,509
Electronic Equipment, Instruments & Components — 0.6%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,320,000	2,236,828
IT Services — 0.2%
Visa Inc., Senior Notes	4.300%	12/14/45	790,000	917,012
Semiconductors & Semiconductor Equipment — 0.7%
KLA-Tencor Corp., Senior Notes	4.125%	11/1/21	900,000	959,291
Lam Research Corp., Senior Notes	3.450%	6/15/23	1,470,000	1,520,477
QUALCOMM Inc., Senior Subordinated Notes	4.800%	5/20/45	8,000	8,412
Total Semiconductors & Semiconductor Equipment				2,488,180
Software — 0.1%
Oracle Corp., Senior Notes	4.000%	7/15/46	320,000	323,463
Technology Hardware, Storage & Peripherals — 1.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Notes	5.875%	6/15/21	1,000,000	1,020,662	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	3.480%	6/1/19	2,420,000	2,480,778	(a)
Diamond 1 Finance Corp./Diamond 2 Finance Corp., Senior Secured Notes	4.420%	6/15/21	1,770,000	1,823,792	(a)
Total Technology Hardware, Storage & Peripherals				5,325,232
Total Information Technology				15,422,224
Materials — 4.8%
Metals & Mining — 4.6%
Alcoa Inc., Senior Notes	5.400%	4/15/21	1,000,000	1,066,250
Alcoa Inc., Senior Notes	5.125%	10/1/24	880,000	882,200

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Metals & Mining — continued
Anglo American Capital PLC, Senior Notes	2.625%	9/27/17	$1,440,000	$1,440,000	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	88,000	92,966
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	1,680,000	1,810,872
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	50,000	51,816
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	290,000	303,955
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	700,000	815,304
BHP Billiton Finance USA Ltd., Subordinated Notes	6.750%	10/19/75	1,350,000	1,436,063	(a)(b)
Freeport-McMoRan Inc., Senior Notes	2.150%	3/1/17	240,000	239,400
Freeport-McMoRan Inc., Senior Notes	2.300%	11/14/17	310,000	306,125
Freeport-McMoRan Inc., Senior Notes	2.375%	3/15/18	300,000	295,500
Glencore Finance Canada Ltd., Senior Notes	2.700%	10/25/17	1,070,000	1,066,327	(a)
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	1,400,000	1,352,750	(a)
Glencore Funding LLC, Senior Notes	3.125%	4/29/19	750,000	735,000	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	140,000	131,180	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000	401,095
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	2,260,000	2,333,450	(a)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	457,000	418,155
Yamana Gold Inc., Senior Notes	4.950%	7/15/24	1,960,000	1,931,402
Total Metals & Mining				17,109,810
Paper & Forest Products — 0.2%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	850,000	871,250
Total Materials				17,981,060
Telecommunication Services — 3.7%
Diversified Telecommunication Services — 3.2%
AT&T Inc., Senior Bonds	5.650%	2/15/47	560,000	643,794
AT&T Inc., Senior Notes	3.400%	5/15/25	1,190,000	1,219,524
AT&T Inc., Senior Notes	4.500%	5/15/35	1,120,000	1,149,337
AT&T Inc., Senior Notes	5.350%	9/1/40	90,000	98,795
AT&T Inc., Senior Notes	5.550%	8/15/41	420,000	472,221
AT&T Inc., Senior Notes	4.800%	6/15/44	490,000	504,974
British Telecommunications PLC, Bonds	9.375%	12/15/30	545,000	841,593
Turk Telekomunikasyon AS, Senior Notes	4.875%	6/19/24	930,000	930,865	(a)
Verizon Communications Inc., Senior Notes	6.400%	9/15/33	1,181,000	1,511,675
Verizon Communications Inc., Senior Notes	4.750%	11/1/41	4,240,000	4,572,246
Total Diversified Telecommunication Services				11,945,024
Wireless Telecommunication Services — 0.5%
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	940,000	1,004,625	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	770,000	633,325

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Wireless Telecommunication Services — continued
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	$260,000	$372,627
Total Wireless Telecommunication Services				2,010,577
Total Telecommunication Services				13,955,601
Utilities — 3.2%
Electric Utilities — 3.2%
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	1,240,000	1,466,562
Cleveland Electric Illuminating Co., Senior Secured Bonds	8.875%	11/15/18	1,350,000	1,573,853
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	390,000	409,988	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,183,353
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,664,586
Exelon Corp., Senior Notes	3.400%	4/15/26	1,700,000	1,780,335
FirstEnergy Corp., Notes	7.375%	11/15/31	1,140,000	1,418,473
Pacific Gas & Electric Co., Senior Notes	4.500%	12/15/41	1,010,000	1,148,072
Pacific Gas & Electric Co., Senior Notes	4.300%	3/15/45	560,000	630,584
Pennsylvania Electric Co., Senior Notes	4.150%	4/15/25	510,000	522,385	(a)
Total Utilities				11,798,191
Total Corporate Bonds & Notes (Cost — $288,210,197)				305,857,692
Asset-Backed Securities — 0.3%
GoldenTree Loan Opportunities Ltd., 2015-10A D	3.984%	7/20/27	500,000	453,173	(a)(b)
Madison Park Funding Ltd., 2013-11A C	3.388%	10/23/25	400,000	387,971	(a)(b)
Regatta IV Funding Ltd., 2014-1A D	4.138%	7/25/26	500,000	447,072	(a)(b)
Total Asset-Backed Securities (Cost — $1,363,242)				1,288,216
Collateralized Mortgage Obligations — 2.0%
Citigroup Commercial Mortgage Trust, 2015-GC27 E	3.000%	2/10/48	1,000,000	527,112	(a)
Colony Mortgage Capital Ltd., 2014-FL1 C	3.115%	4/8/31	1,190,000	1,190,707	(a)(b)
Colony Mortgage Capital Ltd., 2014-FL1 D	4.165%	4/8/31	350,000	350,227	(a)(b)
Commercial Mortgage Trust, 2015-CR25 D	3.949%	8/10/48	100,000	71,527	(b)
Commercial Mortgage Trust, 2015-LC21 E	3.250%	7/10/48	1,200,000	629,903	(a)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.753%	1/25/36	1,887,116	1,628,379	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 D	4.272%	8/15/48	440,000	316,746	(b)
JPMBB Commercial Mortgage Securities Trust, 2015-C31 E	4.772%	8/15/48	900,000	583,668	(a)(b)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	28,034	26,232
Wells Fargo Commercial Mortgage Trust, 2015-C26 E	3.250%	2/15/48	2,560,000	1,559,143	(a)
Wells Fargo Commercial Mortgage Trust, 2015-C28 E	3.000%	5/15/48	1,000,000	506,880	(a)
Wells Fargo Commercial Mortgage Trust, 2015-SG1 D	4.620%	12/15/47	300,000	235,782	(b)
Total Collateralized Mortgage Obligations (Cost — $8,299,510)				7,626,306

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC) (Cost — $5,623)	2.469%	9/1/24	$5,620	$5,739	(b)
Municipal Bonds — 1.2%
California — 0.4%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	909,312
University of California Revenue, Taxable	4.062%	5/15/33	550,000	587,708
Total California				1,497,020
Illinois — 0.3%
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	445,000	480,431
Illinois State, GO, Taxable	5.650%	12/1/38	670,000	650,389
Total Illinois				1,130,820
New York — 0.3%
Port Authority of New York & New Jersey Revenue, Taxable Consolidated	4.960%	8/1/46	770,000	973,850
Ohio — 0.2%
American Municipal Power-Ohio Inc., OH, Revenue, Build America Bonds	7.499%	2/15/50	480,000	705,845
Total Municipal Bonds (Cost — $3,768,996)				4,307,535
Senior Loans — 0.4%
Consumer Discretionary — 0.4%
Multiline Retail — 0.4%
Dollar Tree Inc., Term Loan B1	3.500%	7/6/22	351,368	351,744	(e)(f)
Dollar Tree Inc., Term Loan B2	4.250%	7/6/22	990,000	991,386	(e)(f)
Total Senior Loans (Cost — $1,343,146)				1,343,130
Sovereign Bonds — 3.4%
Argentina — 2.7%
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	2,250,000	2,480,625	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	760,000	763,800	(a)
Republic of Argentina, Senior Notes	6.875%	4/22/21	1,630,000	1,742,470	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	3,580,000	3,878,930	(a)
Republic of Argentina, Senior Notes	6.250%	4/22/19	1,300,000	1,358,500	(a)
Total Argentina				10,224,325
Colombia — 0.2%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	820,000	912,250
Panama — 0.3%
Republic of Panama, Senior Bonds	4.300%	4/29/53	900,000	924,750
Turkey — 0.2%
Republic of Turkey, Senior Notes	4.875%	4/16/43	680,000	666,043
Total Sovereign Bonds (Cost — $11,934,394)				12,727,368

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government & Agency Obligations — 6.0%
U.S. Government Obligations — 6.0%
U.S. Treasury Bonds	3.000%	11/15/45	$10,580,000	$12,165,762
U.S. Treasury Bonds	2.500%	2/15/46	7,780,000	8,101,532
U.S. Treasury Notes	1.250%	3/31/21	320,000	323,737
U.S. Treasury Notes	1.625%	2/15/26	20,000	20,226
U.S. Treasury Notes	1.625%	5/15/26	1,710,000	1,730,975
Total U.S. Government & Agency Obligations (Cost — $21,165,970)				22,342,232

			Shares
Preferred Stocks — 0.6%
Financials — 0.6%
Consumer Finance — 0.5%
GMAC Capital Trust I	6.411%		69,186	1,717,196	(b)
Insurance — 0.1%
Delphi Financial Group Inc.	7.376%		15,675	361,505	(b)
Total Preferred Stocks (Cost — $1,957,571)				2,078,701

		Expiration Date	Contracts
Purchased Options — 0.0%
E-mini S&P 500 Index Futures, Put @1,975.00 (Cost — $123,527)		7/15/16	93	13,950
Total Investments before Short-Term Investments (Cost — $338,172,176)				357,590,869

			Face Amount
Short-Term Investments — 3.2%
Repurchase Agreements — 1.4%
Deutsche Bank Securities Inc. repurchase agreement dated 6/30/16, Proceeds at maturity — $5,000,049; (Fully collateralized by U.S. government obligations, 0.125% due 4/15/17; Market value — $5,100,000) (Cost — $5,000,000)	0.350%	7/1/16	$5,000,000	5,000,000

			Shares
Money Market Funds — 1.8%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $6,831,581)	0.238%		6,831,581	6,831,581
Total Short-Term Investments (Cost — $11,831,581)				11,831,581
Total Investments — 99.2% (Cost — $350,003,757#)				369,422,450
Other Assets in Excess of Liabilities — 0.8%				3,026,404
Total Net Assets — 100.0%				$372,448,854

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

June 30, 2016

Western Asset Corporate Bond Fund

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(f)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
GO	— General Obligation

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
E-mini S&P 500 Index Futures, Put (Premiums received — $52,010)	7/15/16	$1,875.00	93	$3,953

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

Statement of assets and liabilities (unaudited)

June 30, 2016

Assets:
Investments, at value (Cost — $350,003,757)	$369,422,450
Receivable for securities sold	13,572,819
Interest receivable	3,915,039
Deposits with brokers for open futures contracts	1,050,199
Deposits with brokers for centrally cleared swap contracts	475,727
Unrealized appreciation on forward foreign currency contracts	311,129
Receivable for Fund shares sold	303,560
Deposits with brokers for OTC swap contracts	300,000
Receivable from broker — variation margin on open futures contracts	257,115
Deposits with brokers for purchased options	85,056
Deposits with brokers for written options	24,102
Receivable from broker — variation margin on centrally cleared swaps	15,912
Receivable for open OTC swap contracts	459
Principal paydown receivable	146
Prepaid expenses	62,634
Other assets	1,226
Total Assets	389,797,573

Liabilities:
Payable for securities purchased	15,640,506
Payable for Fund shares repurchased	632,622
Unrealized depreciation on forward foreign currency contracts	367,522
Investment management fee payable	150,033
OTC swaps, at value (premiums received — $69,848)	105,571
Service and/or distribution fees payable	89,592
Distributions payable	63,568
Due to custodian	31,891
Written options, at value (premiums received — $52,010)	3,953
Trustees’ fees payable	820
Payable for open OTC swap contracts	744
Accrued expenses	261,897
Total Liabilities	17,348,719
Total Net Assets	$372,448,854

Net Assets:
Par value (Note 7)	$303
Paid-in capital in excess of par value	436,597,698
Overdistributed net investment income	(568,496)
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(80,478,666)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	16,898,015
Total Net Assets	$372,448,854

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	21

Statement of assets and liabilities (unaudited) (cont’d)

June 30, 2016

Net Assets:
Class A	$254,854,066
Class C	$4,749,275
Class C1	$13,264,936
Class I	$34,021,100
Class P	$65,559,477

Shares Outstanding:
Class A	20,723,762
Class C	386,184
Class C1	1,085,062
Class I	2,765,619
Class P	5,335,563

Net Asset Value:
Class A (and redemption price)	$12.30
Class C*	$12.30
Class C1*	$12.23
Class I (and redemption price)	$12.30
Class P (and redemption price)	$12.29
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$12.85

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2016

Investment Income:
Interest	$8,600,132
Dividends	102,628
Total Investment Income	8,702,760

Expenses:
Investment management fee (Note 2)	871,533
Service and/or distribution fees (Notes 2 and 5)	533,540
Transfer agent fees (Note 5)	324,566
Registration fees	40,697
Audit and tax fees	22,985
Shareholder reports	21,904
Fund accounting fees	18,075
Legal fees	17,883
Custody fees	4,011
Trustees’ fees	3,080
Insurance	2,812
Commitment fees (Note 8)	2,037
Miscellaneous expenses	6,788
Total Expenses	1,869,911
Net Investment Income	6,832,849

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,155,745
Futures contracts	(3,012,541)
Swap contracts	(73,242)
Foreign currency transactions	(131,917)
Net Realized Loss	(1,061,955)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	20,800,655
Futures contracts	(1,881,553)
Written options	48,057
Swap contracts	(561,572)
Foreign currencies	(463,094)
Change in Net Unrealized Appreciation (Depreciation)	17,942,493
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	16,880,538
Increase in Net Assets From Operations	$23,713,387

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended June 30, 2016 (unaudited) and the Year Ended December 31, 2015	2016	2015

Operations:
Net investment income	$6,832,849	$13,512,256
Net realized gain (loss)	(1,061,955)	5,765,780
Change in net unrealized appreciation (depreciation)	17,942,493	(22,318,713)
Increase (Decrease) in Net Assets From Operations	23,713,387	(3,040,677)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(7,164,167)	(15,355,320)
Decrease in Net Assets From Distributions to Shareholders	(7,164,167)	(15,355,320)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	42,400,022	53,458,705
Reinvestment of distributions	6,819,574	14,618,887
Cost of shares repurchased	(40,101,534)	(91,857,098)
Increase (Decrease) in Net Assets From Fund Share Transactions	9,118,062	(23,779,506)
Increase (Decrease) in Net Assets	25,667,282	(42,175,503)

Net Assets:
Beginning of period	346,781,572	388,957,075
End of period*	$372,448,854	$346,781,572
*Includes overdistributed net investment income of:	$(568,496)	$(237,178)

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$11.74	$12.34	$11.87	$12.32	$11.20	$11.16

Income (loss) from operations:
Net investment income	0.23	0.44	0.44	0.43	0.45	0.53
Net realized and unrealized gain (loss)	0.57	(0.53)	0.52	(0.41)	1.15	0.04
Total income (loss) from operations	0.80	(0.09)	0.96	0.02	1.60	0.57

Less distributions from:
Net investment income	(0.24)	(0.51)	(0.49)	(0.47)	(0.48)	(0.53)
Total distributions	(0.24)	(0.51)	(0.49)	(0.47)	(0.48)	(0.53)

Net asset value, end of period	$12.30	$11.74	$12.34	$11.87	$12.32	$11.20
Total return[3]	6.94%	(0.82)%	8.14%	0.20%	14.50%	5.19%

Net assets, end of period (millions)	$255	$234	$255	$255	$301	$287

Ratios to average net assets:
Gross expenses	1.04%[4]	1.02%	1.03%	1.03%	1.06%	1.07%
Net expenses	1.04 [4]	1.02	1.03	1.03	1.06	1.07
Net investment income	3.95 [4]	3.64	3.60	3.57	3.81	4.66

Portfolio turnover rate	62%	95%	109%	120%	142%	98%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C Shares[1]	2016[2]	2015	2014	2013	2012[3]

Net asset value, beginning of period	$11.74	$12.34	$11.88	$12.33	$12.10

Income (loss) from operations:
Net investment income	0.19	0.37	0.35	0.34	0.14
Net realized and unrealized gain (loss)	0.58	(0.55)	0.51	(0.41)	0.24
Total income (loss) from operations	0.77	(0.18)	0.86	(0.07)	0.38

Less distributions from:
Net investment income	(0.21)	(0.42)	(0.40)	(0.38)	(0.15)
Total distributions	(0.21)	(0.42)	(0.40)	(0.38)	(0.15)

Net asset value, end of period	$12.30	$11.74	$12.34	$11.88	$12.33
Total return[4]	6.61%	(1.47)%	7.27%	(0.50)%	3.17%

Net assets, end of period (000s)	$4,749	$1,956	$762	$396	$849

Ratios to average net assets:
Gross expenses	1.65%[5]	1.68%	1.87%	1.96%	1.64%[5]
Net expenses[6]	1.65 [5]	1.68	1.75 [7]	1.73 [7]	1.64 [5]
Net investment income	3.26 [5]	3.02	2.86	2.84	2.81 [5]

Portfolio turnover rate	62%	95%	109%	120%	142%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]	For the period August 1, 2012 (inception date) to December 31, 2012.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class C1 Shares[1,2]	2016[3]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$11.67	$12.27	$11.80	$12.25	$11.14	$11.10

Income (loss) from operations:
Net investment income	0.20	0.38	0.38	0.37	0.38	0.45
Net realized and unrealized gain (loss)	0.57	(0.53)	0.51	(0.41)	1.14	0.05
Total income (loss) from operations	0.77	(0.15)	0.89	(0.04)	1.52	0.50

Less distributions from:
Net investment income	(0.21)	(0.45)	(0.42)	(0.41)	(0.41)	(0.46)
Total distributions	(0.21)	(0.45)	(0.42)	(0.41)	(0.41)	(0.46)

Net asset value, end of period	$12.23	$11.67	$12.27	$11.80	$12.25	$11.14
Total return[4]	6.72%	(1.29)%	7.62%	(0.27)%	13.78%	4.51%

Net assets, end of period (millions)	$13	$14	$20	$25	$38	$47

Ratios to average net assets:
Gross expenses	1.52%[5]	1.48%	1.54%	1.50%	1.67%	1.73%
Net expenses	1.52 [5]	1.48	1.54	1.50	1.67	1.73
Net investment income	3.48 [5]	3.17	3.08	3.08	3.23	4.00

Portfolio turnover rate	62%	95%	109%	120%	142%	98%[6]

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended June 30, 2016 (unaudited).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$11.74	$12.35	$11.88	$12.33	$11.21	$11.16

Income (loss) from operations:
Net investment income	0.25	0.48	0.48	0.46	0.49	0.56
Net realized and unrealized gain (loss)	0.58	(0.54)	0.52	(0.40)	1.15	0.06
Total income (loss) from operations	0.83	(0.06)	1.00	0.06	1.64	0.62

Less distributions from:
Net investment income	(0.27)	(0.55)	(0.53)	(0.51)	(0.52)	(0.57)
Total distributions	(0.27)	(0.55)	(0.53)	(0.51)	(0.52)	(0.57)

Net asset value, end of period	$12.30	$11.74	$12.35	$11.88	$12.33	$11.21
Total return[3]	7.12%	(0.58)%	8.49%	0.51%	14.90%	5.62%

Net assets, end of period (millions)	$34	$23	$24	$16	$18	$14

Ratios to average net assets:
Gross expenses	0.69%[4]	0.69%	0.70%	0.72%	0.70%	0.74%
Net expenses	0.69 [4]	0.69	0.70	0.72	0.70	0.74
Net investment income	4.29 [4]	3.96	3.92	3.87	4.13	5.00

Portfolio turnover rate	62%	95%	109%	120%	142%	98%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

28	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:
Class P Shares[1]	2016[2]	2015	2014	2013	2012	2011

Net asset value, beginning of period	$11.73	$12.33	$11.86	$12.31	$11.19	$11.15

Income (loss) from operations:
Net investment income	0.22	0.43	0.42	0.41	0.44	0.51
Net realized and unrealized gain (loss)	0.58	(0.54)	0.52	(0.41)	1.14	0.04
Total income (loss) from operations	0.80	(0.11)	0.94	—	1.58	0.55

Less distributions from:
Net investment income	(0.24)	(0.49)	(0.47)	(0.45)	(0.46)	(0.51)
Total distributions	(0.24)	(0.49)	(0.47)	(0.45)	(0.46)	(0.51)

Net asset value, end of period	$12.29	$11.73	$12.33	$11.86	$12.31	$11.19
Total return[3]	6.86%	(0.97)%	8.00%	0.05%	14.33%	5.01%

Net assets, end of period (millions)	$66	$68	$82	$88	$118	$129

Ratios to average net assets:
Gross expenses	1.19%[4]	1.17%	1.16%	1.19%	1.22%	1.24%
Net expenses	1.19 [4]	1.17	1.16	1.19	1.22	1.24
Net investment income	3.81 [4]	3.49	3.46	3.40	3.66	4.49

Portfolio turnover rate	62%	95%	109%	120%	142%	98%[5]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2016 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 100% for the year ended December 31, 2011.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	29

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies

30	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Industrials	—	$19,341,871	$460,047	$19,801,918
Other corporate bonds & notes	—	286,055,774	—	286,055,774
Asset-backed securities	—	1,288,216	—	1,288,216
Collateralized mortgage obligations	—	7,626,306	—	7,626,306
Mortgage-backed securities	—	5,739	—	5,739
Municipal bonds	—	4,307,535	—	4,307,535
Senior loans	—	1,343,130	—	1,343,130
Sovereign bonds	—	12,727,368	—	12,727,368
U.S. government & agency obligations	—	22,342,232	—	22,342,232
Preferred stocks	$2,078,701	—	—	2,078,701
Purchased options	13,950	—	—	13,950
Total long-term investments	$2,092,651	$355,038,171	$460,047	$357,590,869
Short-term investments†:
Repurchase agreements	—	$5,000,000	—	$5,000,000
Money market funds	$6,831,581	—	—	6,831,581
Total short-term investments	$6,831,581	$5,000,000	—	$11,831,581
Total investments	$8,924,232	$360,038,171	$460,047	$369,422,450
Other financial instruments:
Futures contracts	$979,254	—	—	$979,254
Forward foreign currency contracts	—	$311,129	—	311,129
Total other financial instruments	$979,254	$311,129	—	$1,290,383
Total	$9,903,486	$360,349,300	$460,047	$370,712,833

32	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$3,953	—	—	$3,953
Futures contracts	2,931,030	—	—	2,931,030
Forward foreign currency contracts	—	$367,522	—	367,522
Centrally cleared credit default swaps on credit indices — buy protection	—	58,513	—	58,513
Centrally cleared interest rate swaps	—	466,330	—	466,330
OTC credit default swaps on corporate issues — buy protection‡	—	45,143	—	45,143
OTC credit default swaps on corporate issues — sell protection‡	—	60,428	—	60,428
Total	$2,934,983	$997,936	—	$3,932,919

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign

34	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of June 30, 2016, the total notional value of all OTC credit default swaps to sell protection was $1,500,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended June 30, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as

36	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

38	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

As of June 30, 2016, the Fund held written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $477,046. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $324,102, which could be used to reduce the required payment.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

40	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applied if redemption occurred within 12 months from purchase payment. This CDSC declined by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

CDSC was incurred. Class C shares and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2016, LMIS and its affiliates retained sales charges of $19,761 on sales of the Fund’s Class A shares. In addition, for the six months ended June 30, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B*	Class C
CDSCs	$2,251	$121	$4,120

*	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended June 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$151,229,414	$62,271,080
Sales	174,538,912	43,021,892

At June 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,496,764
Gross unrealized depreciation	(4,078,071)
Net unrealized appreciation	$19,418,693

At June 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	364	9/16	$79,294,449	$79,835,438	$540,989
U.S. Treasury 5-Year Notes	210	9/16	25,216,189	25,654,454	438,265
					979,254
Contracts to Sell:
U.S. Treasury 10-Year Notes	259	9/16	33,818,166	34,442,953	(624,787)
U.S. Treasury Long-Term Bonds	174	9/16	28,361,778	29,987,813	(1,626,035)
U.S. Treasury Ultra Long-Term Bonds	60	9/16	10,502,292	11,182,500	(680,208)
					(2,931,030)
Net unrealized depreciation on open futures contracts					$(1,951,776)

42	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

During the six months ended June 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2015	—	—
Options written	93	$52,010
Options closed	—	—
Options exercised	—	—
Options expired	—	—
Written options, outstanding as of June 30, 2016	93	$52,010

At June 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	297,130,000	USD	2,702,312	Bank of America N.A.	7/14/16	$175,804
JPY	464,700,000	USD	4,525,513	Bank of America N.A.	7/14/16	(24,248)
USD	882,894	EUR	773,973	Bank of America N.A.	7/14/16	23,712
USD	2,024,918	JPY	223,230,000	Bank of America N.A.	7/14/16	(137,374)
USD	2,670,913	JPY	291,450,000	Bank of America N.A.	7/14/16	(152,185)
USD	2,454,685	JPY	247,150,000	Bank of America N.A.	7/14/16	60,695
JPY	74,410,000	USD	724,855	Citibank N.A.	7/14/16	(4,091)
USD	1,793,764	EUR	1,570,000	Citibank N.A.	7/14/16	50,918
USD	671,140	JPY	74,410,000	Citibank N.A.	7/14/16	(49,624)
Total						$(56,393)

Abbreviations used in this table:
EUR	— Euro
JPY	— Japanese Yen
USD	— United States Dollar

At June 30, 2016, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Central Counterparty	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange	$3,836,000	2/15/41	2.442% semi-annually	3-Month LIBOR quarterly	$(17,082)	$(466,330)

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2016[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse (Air Products & Chemicals Inc., 3.000%, due 11/3/21)	$960,000	3/20/18	0.15%	1.000% quarterly	$(14,098)	$(6,748)	$(7,350)
Goldman Sachs Group Inc. (PPG Industries Inc., 6.650%, due 3/15/18)	1,475,887	3/20/19	0.22%	1.000% quarterly	(31,045)	(21,313)	(9,732)
Total	$2,435,887				$(45,143)	$(28,061)	$(17,082)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at June 30, 2016[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Credit Suisse (Alcoa Inc., 5.720%, due 2/23/19)	$1,500,000	6/20/20	2.06%	1.000% quarterly	$(60,428)	$(41,787)	$(18,641)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Central Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made by the Fund†	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Chicago Mercantile Exchange (Markit CDX.NA.HY.26 Index)	$3,610,000	6/20/21	5.000% quarterly	$(116,197)	$(57,684)	$(58,513)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an

44	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2016.

ASSET DERIVATIVES[1]
		Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Purchased options[2]		—	—	$13,950	$13,950
Futures contracts[3]		$979,254	—	—	979,254
Forward foreign currency contracts		—	$311,129	—	311,129
Total		$979,254	$311,129	$13,950	$1,304,333

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Written options	—	—	—	$3,953	$3,953
Futures contracts[3]	$2,931,030	—	—	—	2,931,030
OTC swap contracts[4]	—	—	$105,571	—	105,571
Centrally cleared swap contracts[5]	466,330	—	58,513	—	524,843
Forward foreign currency contracts	—	$367,522	—	—	367,522
Total	$3,397,360	$367,522	$164,084	$3,953	$3,932,919

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

[5]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(3,012,541)	—	—	$(3,012,541)
Swap contracts	(35,974)	—	$(37,268)	(73,242)
Forward foreign currency contracts[1]	—	$(131,917)	—	(131,917)
Total	$(3,048,515)	$(131,917)	$(37,268)	$(3,217,700)

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	—	—	—	$(109,577)	$(109,577)
Written options	—	—	—	48,057	48,057
Futures contracts	$(1,881,553)	—	—	—	(1,881,553)
Swap contracts	(621,959)	—	$60,387	—	(561,572)
Forward foreign currency contracts[2]	—	$(463,094)	—	—	(463,094)
Total	$(2,503,512)	$(463,094)	$60,387	$(61,520)	$(2,967,739)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the six months ended June 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$9,466
Written options	3,355
Futures contracts (to buy)	96,405,762
Futures contracts (to sell)	85,658,128
Forward foreign currency contracts (to buy)	2,822,661
Forward foreign currency contracts (to sell)	8,984,609

Average Notional Balance
Interest rate swap contracts	$3,836,000
Credit default swap contracts (to buy protection)	4,003,030
Credit default swap contracts (to sell protection)	1,714,286

46	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at June 30, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$13,950	—	$13,950
Futures contracts[3]	257,115	—	257,115
Centrally cleared swap contracts[3]	15,912	—	15,912
Forward foreign currency contracts	311,129	—	311,129
Total	$598,106	—	$598,106

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at June 30, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$3,953	$(3,953)	–
OTC swap contracts	105,571	(105,571)	–
Forward foreign currency contracts	367,522	–	$367,522
Total	$477,046	$(109,524)	$367,522

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class B, Class C, Class C1 and Class P shares calculated at the annual rate of 0.25%, 0.75%, 1.00%, 0.70% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$297,664	$246,008
Class B1	10,715	11,912
Class C	13,745	1,002
Class C1	47,968	16,207
Class I	—	13,653
Class P	163,448	35,784
Total	$533,540	$324,566

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

6. Distributions to shareholders by class

	Six Months Ended June 30, 2016	Year Ended December 31, 2015
Net Investment Income:
Class A	$4,935,198	$10,211,428
Class B1	44,954	196,696
Class C	47,355	42,157
Class C1	251,476	612,665
Class I	577,987	1,264,368
Class P	1,307,197	3,028,006
Total	$7,164,167	$15,355,320

[1]	On April 29, 2016, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At June 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,965,545	$23,392,665	2,406,356	$29,338,201
Shares issued on reinvestment	404,745	4,826,273	822,094	9,968,501
Shares repurchased	(1,600,540)	(18,963,979)	(3,950,318)	(48,119,848)
Net increase (decrease)	769,750	$9,254,959	(721,868)	$(8,813,146)

Class B1
Shares sold	2,097	$24,596	12,279	$151,527
Shares issued on reinvestment	2,849	33,142	15,344	185,437
Shares repurchased	(406,830)	(4,898,584)	(227,276)	(2,768,502)
Net decrease	(401,884)	$(4,840,846)	(199,653)	$(2,431,538)

Class C
Shares sold	292,065	$3,503,030	120,295	$1,454,976
Shares issued on reinvestment	1,781	21,214	2,282	27,518
Shares repurchased	(74,313)	(876,026)	(17,683)	(219,709)
Net increase	219,533	$2,648,218	104,894	$1,262,785

Class C1
Shares sold	81,930	$957,916	107,124	$1,302,868
Shares issued on reinvestment	19,986	236,672	48,344	583,458
Shares repurchased	(222,460)	(2,631,959)	(556,267)	(6,766,068)
Net decrease	(120,544)	$(1,437,371)	(400,799)	$(4,879,742)

48	Western Asset Corporate Bond Fund 2016 Semi-Annual Report

	Six Months Ended June 30, 2016		Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares sold	1,139,358	$13,637,877	1,567,028	$19,380,979
Shares issued on reinvestment	35,357	422,384	72,967	886,505
Shares repurchased	(403,670)	(4,743,347)	(1,581,114)	(19,240,952)
Net increase	771,045	$9,316,914	58,881	$1,026,532

Class P
Shares sold	74,499	$883,938	149,789	$1,830,154
Shares issued on reinvestment	107,538	1,279,889	244,797	2,967,468
Shares repurchased	(679,687)	(7,987,639)	(1,212,752)	(14,742,019)
Net decrease	(497,650)	$(5,823,812)	(818,166)	$(9,944,397)

[1]

On April 29, 2016, the Fund converted 319,594 Class B shares into 319,283 Class A shares, valued at $3,885,671. These amounts are reflected in the Class A shares sold and Class B shares repurchased, respectively.

8. Redemption facility

Effective November 24, 2015, the Fund and certain other participating funds within Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Variable Income Trust, and Master Portfolio Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares. Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 22, 2016. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.10% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets. For the six months ended June 30, 2016, the Fund incurred a commitment fee in the amount of $2,037. The Fund did not utilize the Redemption Facility during the six months ended June 30, 2016.

9. Capital loss carryforward

As of December 31, 2015, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(37,676,648)
12/31/2017	(38,382,247)
$(76,058,895)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $1,474,868, which have no expiration date, must be used first to offset any such gains.

Western Asset Corporate Bond Fund 2016 Semi-Annual Report	49

Western Asset

Corporate Bond Fund

Trustees

Elliott J. Berv

Chair

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD02352 8/16 SR16-2843

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 22, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	August 22, 2016